UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-1674
                                   ------------


             IDS Life Variable Annuity Fund B (Individual and Group)
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


     Mary Ellyn Minenko - 50607 AXP Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 671-3678
                                                    -----------------

Date of fiscal year end:     12/31
                         --------------
Date of reporting period:     6/30
                         --------------

(logo)
American
  Express(R)
 Annuities

                           IDS Life Variable Annuity
                           Fund B

Invests in a wide range of securities with the objective of long-term capital appreciation for contract owners.

                                                          2004 SEMIANNUAL REPORT

                                                                   June 30, 2004

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

Questions & Answers
   with Portfolio Management                3

The 10 Largest Holdings                     5

Financial Statements                        6

Notes to Financial Statements               8

Investments in Securities                  13

Proxy Voting                               15

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2   IDS LIFE VARIABLE ANNUITY FUND B -- SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Doug Chase discusses the Fund's results and positioning for the first six months of fiscal 2004. The Fund's Board of Managers has recommended that the Fund be reorganized. The reorganization would result in the Fund's assets being transferred into AXP Variable Portfolio - Core Equity Fund. Contract owners will be asked to approve this reorganization at a special meeting on Aug. 31, 2004. Approval is not guaranteed.

Q:  How did the Fund perform for the six months ended June 30, 2004?

A: The IDS Life Variable Annuity Fund B rose 1.34% (excluding sales charge). This was less than the 3.44% advance of the Standard & Poor's 500 Index (S&P 500 Index) for the period.

Q:  What factors significantly affected the Fund's performance?

A: Although the stock market continued to advance in the first half of calendar year 2004, its momentum slowed considerably from 2003's torrid pace. While economic news remained largely positive, speculation about rising interest rates, renewed terrorism fears and concern about slow improvement in U.S. employment were factors in the stock market's more moderate advance during the first half of 2004.

    Two major market trends hampered the Fund's performance, with most of the negative impact occurring in the first three months of the fiscal period. First, small-cap stocks continued to outperform large-cap stocks in the early months of 2004. This was a disadvantage for the Fund, which focused primarily on the largest stocks within its benchmark, the S&P 500 Index. Second, the market's preference for lower quality stocks carried over from last year through much of the first quarter. Both trends began to shift in the second quarter, with large-cap stocks outpacing small-caps and higher-quality stocks generally keeping pace with lower-quality stocks. The Fund performed better relative to the index as the market environment became more favorable, but still lagged for the full period.

    The portfolio's sector allocations added to relative return during the past six months; however, stock selection was a negative factor. The most significant detractor was our consumer discretionary position. A lower-than-index weighting in consumer discretionary stocks had a favorable effect, but was overshadowed by our selection of industries and individual stocks within the sector. In particular, our results were hindered by a larger-than-index position in Viacom, which did not meet our expectations, and our avoidance of eBay and Yahoo!, which performed well but did not meet our valuation parameters. Despite recent underperformance, we consider Viacom to be more valuable than many other media stocks -- such as cable companies -- because it is a content provider with less physical property to maintain. We continued to add to the portfolio's Viacom holdings on weakness.

    Within the consumer discretionary sector the Fund's holdings of Disney performed well and the Fund also benefited from not owning Comcast, which suffered from an unsuccessful bid for Disney. In other sectors, favorable results came from commercial services firm Cendant, pharmaceutical distributor McKesson and mortgage lender Countrywide Financial.

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3   IDS LIFE VARIABLE ANNUITY FUND B -- SEMIANNUAL REPORT

Q:  What changes were made to the Fund over the past six months?

A: After the energy sector's strong performance in December and January, we reduced the portfolio's energy position, bringing it in line with the benchmark. However, we subsequently rebuilt our energy position, which was modestly larger than that of the benchmark at the end of the period.

    We eliminated a number of stocks during the past six months. We took profits in defense contractor United Technologies following a run of very strong performance. We sold Wells Fargo even though we think the money center bank is well-run, because we considered it expensive and vulnerable to the negative impact of higher short-term interest rates. In addition, we haven't seen an increase in commercial or industrial lending to offset the decline in mortgage lending. We also sold technology stock Hewlett Packard because the company appears to be facing more serious competition in printers. The Fund holds a significant position in Dell, which we think is better positioned in the computer market.

    Within the health care sector, we initiated portfolio positions in the HMO industry. Although the market has been negative about HMOs, these companies have been regularly beating Wall Street earnings estimates. As for the health care sector in general, we are cognizant that political issues could increase volatility; however, we believe potential bad news is already reflected in the stock prices. We see attractive appreciation opportunities in this sector because we believe that over time health care stocks are likely to grow earnings faster than the overall market. Consequently, we continued to take advantage of any weakness to increase our healthcare weighting.

    To summarize our sector positioning at the end of the period, the Fund had higher-than-index positions in health care, consumer staples and energy, with lower-than-index positions in the consumer discretionary, financials, telecommunications, industrials, materials and technology sectors.

Q:  How are you positioning the Fund for the coming months?

A: Regardless of the economic environment, we adhere to a strategy of identifying stocks with strong fundamentals, sustainable growth rates and reasonable valuations. We base our stock selection strategy on the premise that the historical tendency of the market is to grow earnings 8% a year, on average. We strive to identify stocks that we believe have attractive growth characteristics, but may be selling at valuation levels cheaper than the S&P 500 Index.

    Our current view is that stock prices already reflect economic expectations that may be higher than what actually occurs. Given the inevitable impact of the Federal Reserve's shift toward higher short-term interest rates, as well as the possibility of an economic slowdown and an earnings peak, we believe the type of higher-quality stocks we hold should begin to do well. We have recently seen the market put high quality and low quality stocks on an even keel. We are optimistic that this is a precursor to outperformance from higher-quality stocks.

    Should growth begin to slow as we anticipate, investors are likely to seek alternatives to cyclical and industrial holdings. We believe health care, consumer staples and higher-quality stable growth companies should benefit from such a shift and have positioned the portfolio accordingly.

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4   IDS LIFE VARIABLE ANNUITY FUND B -- SEMIANNUAL REPORT

The 10 Largest Holdings

                                 Percent                    Value
                             (of net assets)        (as of June 30, 2004)
Pfizer                             6.2%                $19,573,879
Citigroup                          4.9                  15,433,350
Cendant                            4.1                  13,040,496
Procter & Gamble                   3.7                  11,808,036
AmerisourceBergen                  3.5                  11,172,881
Viacom Cl B                        3.5                  11,005,332
ExxonMobil                         3.0                   9,374,951
PepsiCo                            2.7                   8,669,292
Disney (Walt)                      2.7                   8,661,502
Microsoft                          2.6                   8,279,544

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 36.9% of net assets

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5   IDS LIFE VARIABLE ANNUITY FUND B -- SEMIANNUAL REPORT

Financial Statements

Statement of assets, liabilities and contract owners' equity
IDS Life Variable Annuity Fund B

June 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $285,252,763)                                                                      $314,582,801
Cash in bank on demand deposit                                                                              102,433
Dividends and interest receivable                                                                           305,386
Receivable for investment securities sold                                                                 1,177,268
                                                                                                          ---------
Total assets                                                                                           $316,167,888
                                                                                                       ------------
Liabilities
Payable for contract terminations                                                                      $    628,269
Mortality and expense risk assurance fee                                                                      8,603
Investment management services fee                                                                            3,443
                                                                                                              -----
Total liabilities                                                                                      $    640,315
                                                                                                       ------------
Contract owners' equity
Contracts in accumulation period -- 10,602,843 units at $28.70 per unit (Note 5)                       $304,297,134
Contracts in payment period                                                                              11,230,439
                                                                                                         ----------
Total contract owners' equity                                                                           315,527,573
                                                                                                        -----------
Total liabilities and contract owners' equity                                                          $316,167,888
                                                                                                       ------------

See accompanying notes to financial statements.

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6   IDS LIFE VARIABLE ANNUITY FUND B -- SEMIANNUAL REPORT

Statement of operations
IDS Life Variable Annuity Fund B

Six months ended June 30, 2004 (Unaudited)
Investment income (loss) -- net
Income:
Dividends                                                                                              $  2,381,925
Interest                                                                                                     27,747
   Less foreign taxes withheld                                                                              (17,457)
                                                                                                            -------
Total income                                                                                              2,392,215
                                                                                                          ---------
Expenses:
Mortality and expense risk assurance fee (Note 2)                                                         1,623,737
Investment management services fee (Note 3)                                                                 649,456
                                                                                                            -------
Total expenses                                                                                            2,273,193
                                                                                                          ---------
Investment income (loss) -- net                                                                             119,022
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on investments                                                                  15,632,638
Net change in unrealized appreciation (depreciation) on investments                                     (11,411,637)
                                                                                                        -----------
Net gain (loss) on investments                                                                            4,221,001
                                                                                                          ---------
Net increase (decrease) in contract owners' equity from operations                                     $  4,340,023
                                                                                                       ------------

See accompanying notes to financial statements.

Statements of changes in contract owners' equity
IDS Life Variable Annuity Fund B
                                                                                    Six months ended     Year ended
                                                                                      June 30, 2004     Dec. 31, 2003
                                                                                       (Unaudited)
Operations
Investment income (loss) -- net                                                      $    119,022      $    246,066
Net realized gain (loss) on investments                                                15,632,638        12,409,834
Net change in unrealized appreciation (depreciation) on investments                   (11,411,637)       65,110,830
                                                                                      -----------        ----------
Net increase (decrease) in contract owners' equity from operations                      4,340,023        77,766,730
                                                                                        ---------        ----------
Contract transactions
Net contract purchase payments (Note 2)                                                   590,558         1,132,977
Repayment of temporary withdrawals                                                             45               207
Net transfers from (to) fixed annuities                                                  (822,663)       (5,086,346)
Actuarial adjustment for mortality assurance on annuities in payment period              (170,178)           (9,643)
Contract termination payments and temporary withdrawals                               (25,156,796)      (48,891,676)
Annuity payments                                                                         (711,473)       (1,334,505)
                                                                                         --------        ----------
Net increase (decrease) from contract transactions                                    (26,270,507)      (54,188,986)
                                                                                      -----------       -----------
Net increase (decrease) in contract owners' equity                                    (21,930,484)       23,577,744
Contract owners' equity at beginning of period                                        337,458,057       313,880,313
                                                                                      -----------       -----------
Contract owners' equity at end of period                                             $315,527,573      $337,458,057
                                                                                     ============      ============

See accompanying notes to financial statements.

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7   IDS LIFE VARIABLE ANNUITY FUND B -- SEMIANNUAL REPORT

Notes to Financial Statements

IDS Life Variable Annuity Fund B

(Unaudited as to June 30, 2004)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IDS Life Variable Annuity Fund B (the Fund) is organized as a segregated asset account of IDS Life Insurance Company (IDS Life) under Minnesota law and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's assets are held for the exclusive benefit of its variable annuity contract owners and are not chargeable with any liabilities arising from the other business activities of IDS Life. The significant accounting policies followed by the Fund are summarized as follows:

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the year. Actual results could differ from those estimates.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Fund's Board of Managers, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option contracts

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities. The risk in writing a call option is that the Fund gives up the

--------------------------------------------------------------------------------
8   IDS LIFE VARIABLE ANNUITY FUND B -- SEMIANNUAL REPORT
opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

During the six months ended June 30, 2004, the Fund did not buy or sell any put or call options or write any covered call or put options. There were no option contracts outstanding as of June 30, 2004.

Futures contracts

To gain exposure to or protect itself from market changes, the Fund may buy and sell stock index futures contracts and related options. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with the changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

During the six months ended June 30, 2004, the Fund did not buy or sell stock index futures contracts and related options. There were no stock index futures contracts outstanding as of June 30, 2004.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. It is not practicable to identify that portion of realized and unrealized gain or loss arising from changes in the exchange rates from the portion arising from changes in the market value of investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

There were no forward foreign currency exchange contracts outstanding as of June 30, 2004.

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9   IDS LIFE VARIABLE ANNUITY FUND B -- SEMIANNUAL REPORT

Variable payout

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by IDS Life and may result in additional amounts being transferred into the variable annuity account by IDS Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to IDS Life.

Federal income taxes

IDS Life is taxed as a life insurance company. The Fund is treated as part of IDS Life for federal income tax purposes. Under current federal income tax law, no taxes are payable with respect to any income of the Fund.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. MORTALITY AND EXPENSE RISK ASSURANCE FEE AND SALES CHARGES

IDS Life makes contractual assurances to the Fund that possible future adverse changes in administrative expenses and mortality experience of the annuitants and beneficiaries will not affect the Fund. The mortality and expense risk assurance fee paid to IDS Life is computed daily and is equal on an annual basis to 1% of the average daily net assets of the Fund.

Charges by IDS Life for its sales and administrative services applicable to the variable annuity contracts amounted to $19,403 for the six months ended June 30, 2004 and $38,211 for the year ended Dec. 31, 2003. Such charges are not an expense of the Fund. They are deducted from contract purchase payments and are not included in the net contract purchase payments to the Fund.

3. INVESTMENT MANAGEMENT SERVICES AGREEMENT

The Fund has an agreement with AEFC to manage its portfolio. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is computed daily and is equal on an annual basis to 0.40% of the average daily net assets of the Fund.

In addition to paying its own management fee, the Fund also pays all brokerage clearing fees and charges in the purchase and sale of assets.

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10   IDS LIFE VARIABLE ANNUITY FUND B -- SEMIANNUAL REPORT

4. SECURITY TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $189,686,148 and $213,887,915, respectively, for the six months ended June 30, 2004. Net realized gains and losses on investments are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $352 for the six months ended June 30, 2004.

5. ACCUMULATION UNITS

The changes in number of outstanding units applicable to contracts in the accumulation period were as follows:

                                                                         Six months ended       Year ended
                                                                           June 30, 2004       Dec. 31, 2003
Units outstanding at beginning of period                                   11,494,024           13,656,987
Additions for contract purchase payments and repayments                        20,692               46,799
Net transfers from (to) fixed account                                         (28,952)            (235,461)
Deductions for contract terminations and withdrawals                         (882,921)          (1,974,301)
                                                                             --------           ----------
Units outstanding at end of period                                         10,602,843           11,494,024
                                                                           ----------           ----------

6. SUBSEQUENT EVENT

The Fund's Board of Managers has recommended that the Fund be reorganized. The reorganization would result in the Fund's assets being transferred into AXP Variable Portfolio - Core Equity Fund. Contract owners will be asked to approve this reorganization at a special meeting on Aug. 31, 2004. Approval is not guaranteed.

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11   IDS LIFE VARIABLE ANNUITY FUND B -- SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Fund's results.

Fiscal period ended Dec. 31,                                               2004(e)     2003         2002         2001        2000
Accumulation unit value at beginning of period                           $28.32      $22.22       $29.42       $36.79      $38.85
Income from investment operations(a):
Net investment income (loss)                                                .01         .02         (.04)        (.13)       (.29)
Net gains (losses) (both realized and unrealized)                           .37        6.08        (7.16)       (7.24)      (1.77)
Total from investment operations                                            .38        6.10        (7.20)       (7.37)      (2.06)
Accumulation unit value at end of period                                 $28.70      $28.32       $22.22       $29.42      $36.79
Total return(b)                                                           1.34%(d)   27.45%      (24.47%)     (20.03%)     (5.30%)

Ratios/supplemental data
Total contract owners' equity at end of period (000 omitted)           $315,528    $337,458     $313,880     $511,890    $745,723
Ratio of operating expenses to average daily net assets                   1.40%(c)    1.40%        1.40%        1.40%       1.40%
Ratio of net investment income (loss) to average daily net assets          .07%(c)     .08%        (.17%)       (.43%)      (.71%)
Portfolio turnover rate                                                     60%        104%         187%          74%         79%

(a) Per accumulation unit value amounts have been calculated using the average accumulation units values outstanding method.

(b)  Total return does not reflect payment of a sales charge.

(c)  Adjusted to an annual basis.

(d)  Not annualized.

(e)  Six months ended June 30, 2004 (Unaudited).

The foregoing table pertains to accumulation units only. There are two kinds of units. As long as contract owners are paying into the Fund they are called "accumulation" units. When contract owners begin to receive the annuity, they change to "annuity" units.

The value of an annuity unit (assuming a 3.5% investment rate) was $8.52 as of June 30, 2004, $8.56 as of Dec. 31, 2003, $6.95 as of Dec. 31, 2002, $9.52 as of
Dec. 31, 2001 and $12.32 as of Dec. 31, 2000. The value of an annuity unit (assuming a 5% investment rate) was $5.12 as of June 30, 2004, $5.17 as of Dec. 31, 2003, $4.26 as of Dec. 31, 2002, $5.93 as of Dec. 31, 2001 and $7.78 as of
Dec. 31, 2000.

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12   IDS LIFE VARIABLE ANNUITY FUND B -- SEMIANNUAL REPORT

Investments in Securities

IDS Life Variable Annuity Fund B

June 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.8%)
Issuer                                         Shares            Value(a)

Aerospace & defense (1.7%)
Empresa Brasileira de
  Aeronautica ADR                              66,250(c)       $1,894,088
Lockheed Martin                                26,400           1,374,912
Northrop Grumman                               36,100           1,938,570
Total                                                           5,207,570

Banks and savings & loans (3.1%)
Bank of America                                93,700           7,928,894
Commerce Bancorp                               18,700           1,028,687
Investors Financial Services                   19,300             841,094
Total                                                           9,798,675

Beverages & tobacco (6.6%)
Altria Group                                   69,100           3,458,455
Anheuser-Busch Companies                       31,200           1,684,800
Coca-Cola                                     140,400           7,087,392
PepsiCo                                       160,900           8,669,292
Total                                                          20,899,939

Building materials & construction (0.3%)
Masco                                          28,600             891,748

Cable (0.7%)
NTL                                            36,440(b)        2,099,673

Cellular telecommunications (2.0%)
Nextel Communications Cl A                    103,300(b)        2,753,978
Vodafone Group ADR                            127,500(c)        2,817,750
Western Wireless Cl A                          29,700(b)          858,627
Total                                                           6,430,355

Chemicals (0.9%)
Dow Chemical                                   40,900           1,664,630
Lyondell Chemical                              64,450           1,120,786
Total                                                           2,785,416

Computer hardware (4.9%)
Cisco Systems                                 322,000(b)        7,631,400
Dell                                          216,500(b)        7,755,030
Total                                                          15,386,430

Computer software & services (4.7%)
Affiliated Computer
  Services Cl A                                55,200(b)        2,922,288
Microsoft                                     289,900           8,279,544
Oracle                                        110,900(b)        1,323,037
PeopleSoft                                     61,400(b)        1,135,900
State Street                                   22,600           1,108,304
Total                                                          14,769,073

Electronics (1.5%)
Intel                                         114,100           3,149,160
Taiwan Semiconductor
  Mfg ADR                                     172,157(c)        1,430,623
Total                                                           4,579,783

Energy (6.8%)
ChevronTexaco                                  44,900           4,225,539
ConocoPhillips                                 34,000           2,593,860
ExxonMobil                                    211,100           9,374,951
Newfield Exploration                           18,600(b)        1,036,764
Royal Dutch Petroleum ADR                      80,800(c)        4,174,936
Total                                                          21,406,050

Energy equipment & services (0.3%)
Varco Intl                                     40,200(b)          879,978

Finance companies (4.9%)
Citigroup                                     331,900          15,433,350

Financial services (4.7%)
Capital One Financial                          19,900           1,360,762
Countrywide Financial                          56,949           4,000,667
Fannie Mae                                     96,200           6,864,832
MBNA                                           98,050           2,528,710
Total                                                          14,754,971

Food (1.0%)
General Mills                                  34,300           1,630,279
Heinz (HJ)                                     42,900           1,681,680
Total                                                           3,311,959

See accompanying notes to investments in securities.

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13   IDS LIFE VARIABLE ANNUITY FUND B -- SEMIANNUAL REPORT

Issuer                                         Shares            Value(a)

Health care products (15.1%)
Biogen Idec                                    36,400(b)       $2,302,300
Forest Laboratories                            20,600(b)        1,166,578
Genentech                                      30,300(b)        1,702,860
Gilead Sciences                                 9,900(b)          663,300
Johnson & Johnson                             141,800           7,898,260
Medco Health Solutions                        129,700(b)        4,863,750
Medtronic                                      29,400           1,432,368
Merck & Co                                     66,100           3,139,750
Momenta Pharmaceutical                         23,550(b)          211,950
Novartis ADR                                   79,300(c)        3,528,850
Pfizer                                        571,000          19,573,879
Wyeth                                          38,100           1,377,696
Total                                                          47,861,541

Health care services (9.0%)
Aetna                                          31,400           2,669,000
AmerisourceBergen                             186,900          11,172,881
Anthem                                         23,400(b)        2,095,704
Cardinal Health                                12,600             882,630
Caremark Rx                                    48,000(b)        1,581,120
Fisher Scientific Intl                         16,900(b)          975,975
HCA                                            42,200           1,755,098
McKesson                                      171,400           5,884,162
UnitedHealth Group                             27,300           1,699,425
Total                                                          28,715,995

Household products (6.2%)
Colgate-Palmolive                             131,700           7,697,865
Procter & Gamble                              216,900          11,808,036
Total                                                          19,505,901

Insurance (3.8%)
ACE                                            57,900(c)        2,448,012
Allstate                                       29,900           1,391,845
American Intl Group                            49,300           3,514,104
Chubb                                          42,500           2,897,650
St. Paul Travelers Companies                   39,983           1,620,911
Total                                                          11,872,522

Investment companies (0.5%)
Utilities Select Sector
  SPDR Fund                                    67,300           1,597,702

Leisure time & entertainment (3.5%)
Multimedia Games                                2,200(b)           59,004
Viacom Cl B                                   308,100          11,005,332
Total                                                          11,064,336

Machinery (1.1%)
Caterpillar                                    33,500           2,661,240
Ingersoll-Rand Cl A                            12,400(c)          847,044
Total                                                           3,508,284

Media (7.3%)
Cendant                                       532,700          13,040,496
Disney (Walt)                                 339,800           8,661,502
InterActiveCorp                                52,400(b)        1,579,336
Total                                                          23,281,334

Multi-industry (4.1%)
General Electric                              233,200           7,555,680
Tyco Intl                                     159,100(c)        5,272,574
Total                                                          12,828,254

Paper & packaging (0.6%)
Intl Paper                                     18,200             813,540
Weyerhaeuser                                   16,900           1,066,728
Total                                                           1,880,268

Precious metals (0.5%)
Freeport McMoRan
  Copper & Gold Cl B                           44,000           1,458,600

Retail -- general (1.8%)
Home Depot                                     67,300           2,368,960
Wal-Mart Stores                                62,200           3,281,672
Total                                                           5,650,632

Telecom equipment & services (0.2%)
Motorola                                       39,600             722,700

Total common stocks
(Cost: $279,252,763)                                         $308,583,039

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   IDS LIFE VARIABLE ANNUITY FUND B -- SEMIANNUAL REPORT

Short-term securities (1.9%)
Issuer                Annualized               Amount            Value(a)
                     yield on date           payable at
                      of purchase             maturity

U.S. government agency (0.2%)
Federal Natl Mtge Assn Disc Nt
  07-01-04              1.01%                $600,000            $599,984
Commercial paper (1.7%)
General Electric Capital
  07-01-04              1.48                5,400,000           5,399,778

Total short-term securities
(Cost: $6,000,000)                                             $5,999,762

Total investments in securities
(Cost: $285,252,763)(d)                                      $314,582,801

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of June 30, 2004, the value of foreign securities represented 7.1% of net assets.

(d) At June 30, 2004, the cost of securities for federal income tax purposes was approximately $285,252,763 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                  $33,854,207
     Unrealized depreciation                                   (4,524,169)
                                                               ----------
     Net unrealized appreciation                              $29,330,038
                                                              -----------

Proxy Voting

Proxy voting procedures are stated in the prospectus. You may obtain a copy of the prospectus without charge by calling (800) 862-7919; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds. In addition, after August 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
15   IDS LIFE VARIABLE ANNUITY FUND B -- SEMIANNUAL REPORT

IDS Life Insurance Company
70100 AXPFinancial Center
Minneapolis, MN 55474

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

                                                                 S-6446 V (8/04)

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  IDS Life Variable Annuity Fund B


By                        /s/ Timothy V. Bechtold
                          -----------------------
                              Timothy V. Bechtold
                              President and Principal Executive Officer

Date                          September 2, 2004


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Timothy V. Bechtold
                          -----------------------
                              Timothy V. Bechtold
                              President and Principal Executive Officer

Date                          September 2, 2004



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Principal Financial Officer

Date                          September 2, 2004